UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2022

CoreCivic, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5501 Virginia Way Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 263-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CXW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On December 22, 2022, CoreCivic, Inc., a Maryland corporation (the “Company”), issued a press release announcing that it is delivering an irrevocable notice to the holders of all of the Company’s previously issued $350,000,000 original aggregate principal amount of 4.625% Senior Notes due 2023 (the “2023 Notes”) that the Company has elected to redeem in full the 2023 Notes that remain outstanding on February 1, 2023 (the “Redemption Date”). The 2023 Notes will be redeemed at a redemption price equal to 100% of the principal amount of the then outstanding 2023 Notes, plus accrued and unpaid interest on such 2023 Notes to, but not including, the Redemption Date (the “Redemption Price”). As of December 21, 2022, the principal amount of the outstanding 2023 Notes was $153.9 million. The Company intends to use a combination of cash on hand and available capacity under its revolving credit facility to fund the Redemption Price.

A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated herein by reference. The information contained in this Form 8-K and the press release attached hereto as Exhibit 99.1 do not constitute a notice of redemption of the 2023 Notes.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K includes forward-looking statements (as defined within the meaning of the Private Securities Litigation Reform Act of 1995), including statements regarding the Company’s redemption of the 2023 Notes and its funding of the Redemption Price. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. Important factors that could cause actual results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission (“SEC”) and include the risk factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the Company’s Quarterly Reports on Form 10-Q and other reports filed with the SEC. The Company undertakes no obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

99.1	Press Release dated December 22, 2022.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 22, 2022	CORECIVIC, INC.

	By:	/s/ David Garfinkle
David Garfinkle Executive Vice President and Chief Financial Officer